UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10491

Nuveen Real Estate Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen
Closed-End Funds

Semi-Annual Report June 30, 2016

JRS
Nuveen Real Estate Income Fund

IMPORTANT DISTRIBUTION NOTICE

for Shareholders of the Nuveen Real Estate Income Fund (JRS)

Semi-Annual Shareholder Report for the period ending June 30, 2016

The Nuveen Real Estate Income Fund seeks to offer attractive cash flow to its shareholders, by converting the expected long-term total return potential of the Fund’s investments in REITs into regular quarterly distributions. Following is a discussion of the Managed Distribution Policy the Fund uses to achieve this.

The Fund pays quarterly common share distributions that seek to convert the Fund’s expected long-term total return potential into regular cash flow. As a result, the Fund’s regular common share distributions (presently $0.2400 per share) may be derived from a variety of sources, including:

•	distributions from portfolio companies (REITs),

•	realized capital gains or,

•	possibly, returns of capital representing in certain cases unrealized capital appreciation.

Such distributions are sometimes referred to as “managed distributions.” The Fund seeks to establish a distribution rate that roughly corresponds to the Adviser’s projections of the total return that could reasonably be expected to be generated by the Fund over an extended period of time. The Adviser may consider many factors when making such projections, including, but not limited to, long-term historical returns for the asset classes in which the Fund invests. As portfolio and market conditions change, the distribution amount and distribution rate on the Common Shares under the Fund’s Managed Distribution Policy could change.

When it pays a distribution, the Fund provides holders of its Common Shares a notice of the estimated sources of the Fund’s distributions (i.e., what percentage of the distributions is estimated to constitute ordinary income, short-term capital gains, long-term capital gains, and/or a non-taxable return of capital) on a year-to-date basis. It does this by posting the notice on its website (www.nuveen.com/cef), and by sending it in written form.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy. The Fund’s actual financial performance will likely vary from month-to-month and from year-to-year, and there may be extended periods when the distribution rate will exceed the Fund’s actual total returns. The Managed Distribution Policy provides that the Board may amend or terminate the Policy at any time without prior notice to Fund shareholders. There are presently no reasonably foreseeable circumstances that might cause the Fund to terminate its Managed Distribution Policy.

Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The U.S. economy is now seven years into the recovery, but its pace remains stubbornly subpar compared to past recoveries. Economic data continues to be a mixed bag, as it has been throughout this expansion period. While the unemployment rate fell below its pre-recession level and wages have grown slightly, a surprisingly weak jobs growth report in May cast doubt over the future strength of the labor market. The June employment report was much stronger, however, easing fears that a significant downtrend was emerging. The housing market has improved markedly but its contribution to the recovery has been lackluster. Deflationary pressures, including the dramatic slide in commodity prices, have kept inflation much lower for longer than many expected.

U.S. growth remains modest, while economic conditions elsewhere continue to appear vulnerable. On June 23, 2016, the U.K. voted to leave the European Union, known as “Brexit.” The outcome surprised the global markets, leading to high levels of volatility across equities, fixed income and currencies in the days following the vote. Although the turbulence subsided not long after and many asset classes have largely recovered, uncertainties remain about the Brexit separation process and the economic and political impacts on the U.K., Europe and the rest of the world.

In the meantime, global central banks remain accommodative in efforts to bolster growth. The European Central Bank and Bank of Japan have been providing aggressive monetary stimulus, including adopting negative interest rates in both Europe and Japan, as their economies continue to lag the U.S.’s recovery. China’s policy makers have also continued to manage its slowdown, but investors are still worried about where the world’s second-largest economy might ultimately land.

Many of these ambiguities – both domestic and international – have kept the U.S. Federal Reserve (Fed) from raising short-term interest rates any further since December’s first and only increase thus far. While markets rallied earlier in the year on the widely held expectation that the Fed would defer any increases until June, the unusually weak May jobs report and the Brexit concerns compelled the Fed to hold rates steady at its June meeting. Although labor market conditions improved in June, Britain’s “leave” vote is expected to keep the Fed on hold until later in 2016.

With global economic growth still looking fairly fragile, during certain periods financial markets were volatile over the past year. Although sentiment has improved and conditions have generally recovered from the intense volatility seen in early 2016 and following the Brexit vote in June, we expect that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

August 23, 2016

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Real Estate Income Fund (JRS)

The Fund’s portfolio is managed by a team of real estate investment professionals at Security Capital Research & Management Incorporated (Security Capital), a wholly-owned subsidiary of JPMorgan Chase & Company. Anthony R. Manno Jr., Kenneth D. Statz and Kevin W. Bedell lead the team and have managed JRS since its inception in 2001.

Here they review their management strategy and the performance of the Fund for the six-month reporting period ended June 30, 2016.

What key strategies were used to manage the Fund during this six-month reporting period ended June 30, 2016?

The Fund is designed to invest at least 90% of its assets in income producing common stocks, preferred stocks, convertible preferred stocks and debt securities issued by real estate companies, with at least 80% of its total assets invested in income producing equity securities issued by Real Estate Investment Trusts (REITs).

In managing the Fund’s portfolio, Security Capital seeks to maintain significant property type and geographic diversification while taking into account company credit quality, sector and security-type allocations. Investment decisions are based on a multi-layered analysis of the company, the real estate it owns, its management and the relative price of the security, with a focus on securities that we believe will be best positioned to generate sustainable income and potential price appreciation over the long-run. In addition to fundamental security research, the proportion of the fund invested in common equity versus preferred, fixed-income and cash investments is a key tactic we use to manage risk at a portfolio level. In general, in times of strong economic growth we increase the portfolio allocation to common equity. In less certain times, we tend to increase our allocation toward preferred securities. For the reporting period, the Fund’s average allocation was 57.7% in REIT common equity and 38.2% in REIT preferreds with the balance in cash. We expect further exaggerated pricing swings for REIT common equity. In this context, as prices have risen year-to-date, we progressively sold common equity, harvested gains and shifted our allocation to REIT preferred and cash, which remain in place to take advantage of further volatility in common equity. Shifting allocations between common equity and preferreds is an important tool for the Fund and the balancing of growth and income in an economy experiencing a slow, uneven recovery.

How did the Fund perform during this six-month reporting period ended June 30, 2016?

The table in the Performance Overview and Holding Summaries section of this report provides total returns for the six-month, one-year, five-year and ten-year periods ended June 30, 2016. The Fund’s total returns on net asset value (NAV) are compared with the performance of a corresponding market index. For the six-month reporting period ended June 30, 2016, JRS outperformed its Blended Benchmark, but underperformed the Wilshire U.S. Real Estate Securities Index.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service (Moody’s), Inc. or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

With a pricing surge in June 2016, REIT common equities generated attractive total returns for the second quarter and year-to-date in a highly volatile market characterized by falling interest rates and simmering global economic and political risks largely centered on the U.K. referendum vote to exit the European Union. Falling interest rates were the driver of highly attractive returns generated by REIT senior fixed-income securities.

Within the Fund’s common equity holdings, there were distinctive performance differences by major property type with underlying themes and influences reflecting company-specific factors, earlier period performance differentials, as well as shifting investor expectations, all influenced by macro-economic trends. In this context, performance leaders by major property type were health care, industrial-warehouse and hotel investments. In particular, within health care, strong stock selection highlighted by the Fund’s significant investment in Senior Housing Properties Trust (SNH), representing a significant overweight relative to index, benefitted from sidestepping turmoil in post-acute/skilled nursing, which widely impacted health care peers. For the industrial sector, rent and occupancy levels are benefitting from strong user demand, driven in part by the rapidly expanding supply-chain requirements of online retail fulfillment. The Fund’s investment in Prologis (PLD), the largest domestic owner of industrial space, benefited from these excellent fundamental trends.

The relative underperformance within the Fund’s common equity holdings by major property-type included apartment, industrial and strip centers. While the Fund’s apartment and strip center company investments were a drag on benchmark-relative performance, far and away the largest single factor for the shortfall relative to benchmark was the Fund’s near-absence of investment in data center companies, which are part of the industrial sector. Our entry into the data center property type occurred late in the second quarter creating a negative attribution profile year-to-date. Strip shopping center companies are benefitting from healthy demand for space from “big box” anchor tenants in the context of almost no new construction and hopeful indicators for in-line small shop tenancy. In spite of this, investors are wary of prospective challenges, including shifting big-box business models in the face of internet competition, heightened competition facing grocers.

Change is a constant, but 2016 seems to have served investors up a double dose of change and uncertainty related to a host of global economic and political issues, ranging from oil markets, to the Chinese economy and Brexit. While markets have responded differently to each of these hurdles, a near-constant has been an underscoring of the valuable role of U.S. commercial real estate in investment portfolios.

Coming into 2016, our investment themes for the REIT market have revolved principally around discounts to NAV, some significant, driven largely by the attitudes and marginal pricing power of generalist stock investors that frequently drive REIT pricing and volatility to extremes. Wary of the prospect for rising interest rates, stock investors had shifted their focus away from REITs. The choppy and frequently soft pricing for REITs during this reporting period was seemingly at odds with stable-to-increasing pricing trends in the larger private-direct market for real estate assets set against a backdrop of low borrowing costs, accommodating debt markets, manageable levels of new construction, stable-to-improving rent/occupancy levels and abundant private equity capital.

The pricing landscape has now shifted dramatically. Falling interest rates and the post-Brexit interest rate swoon have reenergized REIT pricing. Generalist investors are again embracing REITs as they shun other financial stocks, largely erasing NAV discounts. This is occurring just as private market real estate valuations show early signs of easing in the context of fewer bidders and a widening bid/ask spread.

Low interest rates are a positive contributor for real estate and REITs, and operating fundamentals continue to be healthy. But, our company level valuation models are flashing some concerns, suggesting that REIT investors may risk overshooting the mark in terms of underlying fundamental value. We acknowledge that fundamental value is a challenging concept in the face of hyper low or even negative interest rates, but there is nonetheless “fragility” to REIT valuations and we believe investors should be cautious. This “fragility” may be tested in a rising interest rate environment as generalist investors swap income for growth.

6	NUVEEN

Fund

Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to its benchmarks was the Fund’s use of leverage through the use of bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising. The Fund’s use of leverage had a positive impact on performance during this reporting period.

The Fund also continued to use swap contracts to partially fix the interest cost of leverage, which as mentioned previously, the Fund uses through bank borrowings. The swap contracts had a negative impact on performance during this reporting period.

As of June 30, 2016, the Fund’s percentages of leverage are as shown in the accompanying table.

JRS
Effective Leverage*	28.77%
Regulatory Leverage*	28.77%
*	Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
January 1, 2016	Draws	Paydowns	June 30, 2016	Average Balance Outstanding	Draws	Paydowns	August 25, 2016
$140,000,000	$10,450,000	$(6,000,000)	$144,450,000	$136,501,099	$ —	$ —	$144,450,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

NUVEEN	7

Common Share

Information

DISTRIBUTION INFORMATION

The following 19(a) Notice presents the Fund’s most current distribution information as of May 31, 2016 as required by certain exempted regulatory relief the Fund has received.

Because the ultimate tax character of your distributions depends on the Fund’s performance for its entire fiscal year (which is the calendar year for the Fund) as well as certain fiscal year-end (FYE) tax adjustments, estimated distribution source information you receive with each distribution may differ from the tax information reported to you on your Fund’s IRS Form 1099 statement.

DISTRIBUTION INFORMATION – AS OF MAY 31, 2016

This notice provides shareholders with information regarding fund distributions, as required by current securities laws. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy.

The Fund may in certain periods distribute more than its income and net realized capital gains, although the Fund currently estimates that it has not done so for the fiscal year-to-date period. In such instances, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions set forth below are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

The following table provides estimates of the Fund’s distribution sources, reflecting year-to-date cumulative experience through the latest month-end. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

Data as of May 31, 2016

		Estimated Per Share Sources of Distribution[1]				Estimated Percentage of the Distribution
JRS (FYE 12/31)	Per Share Distribution	Net Investment Income	Long- Term Gains	Short- Term Gains	Return of Capital	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital
Current Quarter	$0.2400	$0.1312	$0.1088	$0.0000	$0.0000	54.7%	45.3%	0.0%	0.0%
Fiscal YTD	$0.4800	$0.2625	$0.2175	$0.0000	$0.0000	54.7%	45.3%	0.0%	0.0%

[1]	Net investment income (NII) is a projection through the end of the current calendar quarter using actual data through the stated month-end date above. Capital gain amounts are as of the stated date above. JRS owns REIT securities which attribute their distributions to various sources including NII, gains, and return of capital. The estimated per share sources above include an allocation of the NII based on prior year attributions which can be expected to differ from the actual final attributions for the current year.

8	NUVEEN

The following table provides information regarding JRS’ distributions and total return performance over various time periods. This information is intended to help you better understand whether returns for the specified time periods were sufficient to meet distributions.

Data as of May 31, 2016

				Annualized		Cumulative
JRS (FYE 12/31) Inception Date	Quarterly Distribution	Fiscal YTD Distribution	Net Asset Value (NAV)	5-Year Return on NAV	Fiscal YTD Dist Rate on NAV[1]	Fiscal YTD Return on NAV	Fiscal YTD Dist Rate on NAV[1]
Nov 2001	$0.2400	$0.4800	$11.98	11.38%	3.21%	4.36%	4.01%

[1]	As a percentage of 5/31/2016 NAV.

COMMON SHARE REPURCHASES

During August 2016 (subsequent to the close of this reporting period), the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of June 30, 2016, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired common shares as shown in the accompanying table.

JRS
Common shares cumulatively repurchased and retired	0
Common shares authorized for repurchase	2,890,000

OTHER COMMON SHARE INFORMATION

As of June 30, 2016, and during the current reporting period, the Fund’s common share price was trading at a premium/(discount) to its common share NAV as shown in the accompanying table.

JRS
Common share NAV	$12.38
Common share price	$12.00
Premium/(Discount) to NAV	(3.07)%
6-month average premium/(discount) to NAV	(9.10)%

NUVEEN	9

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Real Estate Income Fund (JRS)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Real estate investments may suffer due to economic downturns and changes in commercial real estate values, rents, property taxes, interest rates and tax laws. The Fund’s concentration in real estate may involve greater risk and volatility than more diversified investments. Prices of equity securities may decline significantly over short or extended periods of time. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks such as preferred securities risk, see the Fund’s web page at www.nuveen.com/JRS.

10	NUVEEN

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NUVEEN	11

JRS

Nuveen Real Estate Income Fund

Performance Overview and Holding Summaries as of June 30, 2016

Refer to the Glossary of Terms Used in this Report for further definitions of terms used in this section.

Average Annual Total Returns as of June 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JRS at Common Share NAV	9.94%	21.91%	13.04%	3.73%
JRS at Common Share Price	17.80%	28.34%	10.43%	4.04%
Wilshire U.S. Real Estate Securities Index (WILRESI)	11.60%	23.55%	12.61%	7.01%
Blended Benchmark	9.81%	18.51%	11.12%	N/A
S&P 500® Index	3.84%	3.99%	12.10%	7.42%

Average Annual Total Returns as of June 30, 20161

(including retained gain tax credit/refund)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JRS at Common Share NAV	9.94%	21.91%	13.04%	4.34%
JRS at Common Share Price	17.80%	28.34%	10.43%	4.68%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

12	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Real Estate Investment Trust Common Stocks	81.8%
Real Estate Investment Trust Preferred Stocks	54.2%
Repurchase Agreements	5.9%
Other Assets Less Liabilities	(1.5)%
Net Assets Plus Borrowings	140.4%
Borrowings	(40.4)%
Net Assets	100%

Credit Quality

(% of total Real Estate Investment Trust Preferred Stocks)

A	8.0%
BBB	41.0%
BB or Lower	18.0%
N/R (not rated)	33.0%
Total	100%

Portfolio Composition

(% of total investments)2

Retail	28.6%
Office	18.6%
Residential	12.8%
Specialized	12.2%
Health Care	9.4%
Hotels, Restaurants & Leisure	5.2%
Other	13.2%
Total	100%

Top Five Common Stock Issuers

(% of total investments)2

Simon Property Group, Inc.	5.2%
Equity Residential	3.7%
Vornado Realty Trust	3.1%
Public Storage, Inc.	3.0%
Prologis Inc.	2.9%

Top Five Preferred Stock Issuers

(% of total investments)2

General Growth Properties	3.1%
Highwoods Properties, Inc., Series A	3.1%
PS Business Parks, Inc.	3.0%
Taubman Centers Incorporated, Series K	2.3%
Vornado Realty Trust	2.2%

1	The Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to common shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax years ended December 31, 2008 through December 31, 2015 or for the tax years ended prior to December 31, 2006.
2	Excluding investments in derivatives.
N/A	Not Applicable

NUVEEN	13

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on April 22, 2016 for JRS; at this meeting the shareholders were asked to elect Board Members.

JRS
Common Shares
Approval of the Board Members was reached as follows:
William C. Hunter
For	24,954,619
Withhold	593,886
Total	25,548,505
Judith M. Stockdale
For	24,932,943
Withhold	615,562
Total	25,548,505
Carole E. Stone
For	24,952,266
Withhold	596,239
Total	25,548,505
Margaret L. Wolff
For	24,955,644
Withhold	592,861
Total	25,548,505

14	NUVEEN

JRS

Nuveen Real Estate Income Fund
Portfolio of Investments	June 30, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 136.0% (95.9% of Total Investments)

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 81.8% (57.7% of Total Investments)

	Diversified – 2.1% (1.5% of Total Investments)

189,425	Liberty Property Trust	$7,523,961

	Health Care – 9.2% (6.5% of Total Investments)

262,810	Health Care Property Investors Inc.	9,298,218
504,100	Senior Housing Properties Trust	10,500,403
173,406	Welltower Inc.	13,208,335
	Total Health Care	33,006,956

	Hotels, Restaurants & Leisure – 4.5% (3.2% of Total Investments)

101,050	Chesapeake Lodging Trust	2,349,413
95,975	Hospitality Properties Trust	2,764,080
412,025	Host Hotels & Resorts Inc.	6,678,925
107,250	Pebblebrook Hotel Trust	2,815,313
75,000	RLJ Lodging Trust	1,608,750
	Total Hotels, Restaurants & Leisure	16,216,481

	Industrial – 5.3% (3.7% of Total Investments)

143,606	Duke Realty Corporation	3,828,536
304,153	Prologis Inc.	14,915,663
	Total Industrial	18,744,199

	Office – 14.4% (10.2% of Total Investments)

69,150	Alexandria Real Estate Equities Inc.	7,158,408
58,475	Boston Properties, Inc.	7,712,853
123,700	Columbia Property Trust Inc.	2,647,180
264,675	Douglas Emmett Inc.	9,401,256
50,000	Equity Commonwealth	1,456,500
258,525	Hudson Pacific Properties Inc.	7,543,760
156,360	Vornado Realty Trust	15,654,762
	Total Office	51,574,719

	Residential – 13.8% (9.7% of Total Investments)

170,151	Apartment Investment & Management Company, Class A	7,513,868
57,738	AvalonBay Communities, Inc.	10,415,358
274,345	Equity Residential	18,896,883
33,988	Essex Property Trust Inc.	7,752,323
62,925	Sun Communities Inc.	4,822,572
	Total Residential	49,401,004

	Retail – 20.0% (14.1% of Total Investments)

181,200	Brixmor Property Group Inc.	4,794,552
428,300	Developers Diversified Realty Corporation	7,769,362
421,099	General Growth Properties	12,557,172
179,175	Kimco Realty Corporation	5,622,512
69,627	Macerich Company	5,945,450
41,660	Regency Centers Corporation	3,488,192
121,999	Simon Property Group, Inc.	26,461,582
122,050	Weingarten Realty Trust	4,982,081
	Total Retail	71,620,903

	Specialized – 12.5% (8.8% of Total Investments)

25,325	Coresite Realty Corporation	2,246,074
144,275	CubeSmart	4,455,212

NUVEEN	15

JRS	Nuveen Real Estate Income Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Shares	Description (1)			Value

	Specialized (continued)

26,575	CyrusOne Inc.			$1,479,165
54,825	Digital Realty Trust Inc.			5,975,377
29,250	Equinix Inc.			11,341,102
58,662	Public Storage, Inc.			14,993,421
39,675	Sovran Self Storage Inc.			4,162,701
	Total Specialized			44,653,052
	Total Real Estate Investment Trust Common Stocks (cost $195,555,395)			292,741,275

Shares	Description (1)	Coupon	Ratings (2)	Value

	REAL ESTATE INVESTMENT TRUST PREFERRED STOCKS – 54.2% (38.2% of Total Investments)

	Diversified – 4.3% (3.0% of Total Investments)

163,599	PS Business Parks, Inc.	6.450%	BBB	$4,212,674
259,250	PS Business Parks, Inc.	6.000%	BBB	6,766,425
171,000	PS Business Parks, Inc.	5.750%	BBB	4,406,670
	Total Diversified			15,385,769

	Health Care – 4.1% (2.9% of Total Investments)

125,000	Sabra Health Care Real Estate Investment Trust	7.125%	BB-	3,272,500
17,450	Senior Housing Properties Trust	6.250%	BBB-	459,284
418,950	Welltower Inc.	6.500%	Baa2	10,963,922
	Total Health Care			14,695,706

	Hotels, Restaurants & Leisure – 2.9% (2.0% of Total Investments)

100,000	Ashford Hospitality Trust Inc.	8.450%	N/R	2,509,000
70,800	Hospitality Properties Trust	7.125%	BB	1,823,808
11,800	Summit Hotel Properties Inc.	9.250%	N/R	306,800
179,450	Sunstone Hotel Investors Inc.	6.950%	N/R	4,723,124
37,025	Sunstone Hotel Investors Inc.	6.450%	N/R	961,910
	Total Hotels, Restaurants & Leisure			10,324,642

	Industrial – 1.3% (0.9% of Total Investments)

55,750	STAG Industrial Inc.	9.000%	BB+	1,447,828
120,600	Terreno Realty Corporation	7.750%	BB	3,170,574
	Total Industrial			4,618,402

	Office – 12.0% (8.4% of Total Investments)

266,050	Alexandria Real Estate Equities Inc., Series B	6.450%	Baa3	7,034,362
32,750	Corporate Office Properties Trust	7.375%	BB	850,845
12,359	Highwoods Properties, Inc., Series A, (3)	8.625%	Baa3	15,553,028
34,100	Kilroy Realty Corporation	6.875%	Baa3	906,719
72,950	Kilroy Realty Corporation	6.375%	Baa3	1,882,110
213,700	SL Green Realty Corporation	6.500%	Ba1	5,590,392
51,200	Vornado Realty Trust	6.875%	BBB-	1,345,536
221,700	Vornado Realty Trust	6.625%	BBB-	5,806,323
134,500	Vornado Realty Trust	6.625%	BBB-	3,542,730
10,800	Vornado Realty Trust	5.700%	BBB-	281,232
	Total Office			42,793,277

	Residential – 4.3% (3.1% of Total Investments)

241,275	American Homes 4 Rent	6.500%	N/R	6,338,294
40,825	Apartment Investment & Management Company	7.000%	BB	1,022,258
293,100	Apartment Investment & Management Company	6.875%	BB	7,913,700
10,000	Equity Lifestyle Properties Inc.	6.750%	N/R	264,700
	Total Residential			15,538,952

	Retail – 20.5% (14.5% of Total Investments)

280,200	CBL & Associates Properties Inc.	7.375%	BB	6,985,386
73,275	DDR Corporation	6.500%	Baa3	1,909,547

16	NUVEEN

Shares	Description (1)	Coupon	Ratings (2)	Value

	Retail (continued)

41,000	DDR Corporation	6.250%	Baa3	$1,096,340
596,800	General Growth Properties	6.375%	N/R	15,976,335
139,800	National Retail Properties Inc.	6.625%	Baa2	3,662,760
12,300	Penn Real Estate Investment Trust	8.250%	N/R	324,474
212,483	Regency Centers Corporation	6.625%	Baa2	5,530,933
38,247	Regency Centers Corporation	6.000%	Baa2	994,422
24,900	Retail Properties of America	7.000%	BB	652,629
328,950	Saul Centers, Inc.	6.875%	N/R	8,782,965
3,169	Simon Property Group, Inc.	8.375%	BBB+	249,369
445,025	Taubman Centers Incorporated, Series K	6.250%	N/R	11,592,901
255,050	Taubman Centers Incorporated., Series J	6.500%	N/R	6,633,851
100,250	Urstadt Biddle Properties	7.125%	N/R	2,658,630
141,200	Urstadt Biddle Properties	6.750%	N/R	3,840,640
99,650	WP GLIMCHER, Inc.	6.875%	Ba1	2,582,928
	Total Retail			73,474,110

	Specialized – 4.8% (3.4% of Total Investments)

30,200	CubeSmart	7.750%	Baa3	780,972
38,375	Digital Realty Trust Inc.	7.375%	Baa3	1,110,956
267,563	Public Storage, Inc., Series Y, (4)	6.375%	A3	7,553,303
126,150	Public Storage, Inc., Series R	6.350%	A3	3,176,457
167,000	Public Storage, Inc., Series S, (4)	5.900%	A3	4,338,660
	Total Specialized			16,960,348
	Total Real Estate Investment Trust Preferred Stocks (cost $182,428,079)			193,791,206
	Total Long-Term Investments (cost $377,983,474)			486,532,481

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 5.9% (4.1% of Total Investments)

	REPURCHASE AGREEMENTS – 5.9% (4.1% of Total Investments)

$20,968	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/16, repurchase price $20,967,762, collateralized by $19,355,000 U.S. Treasury Notes, 2.750%, due 11/15/23, value $21,387,275	0.030%	7/01/16	$20,967,745
	Total Short-Term Investments (cost $20,967,745)			20,967,745
	Total Investments (cost $398,951,219) – 141.9%			507,500,226
	Borrowings – (40.4)% (5), (6)			(144,450,000)
	Other Assets Less Liabilities – (1.5)% (7)			(5,361,719)
	Net Assets Applicable to Common Shares – 100%			$357,688,507

Investments in Derivatives as of June 30, 2016

Interest Rate Swaps

Counterparty	Notional Amount	Fund Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate (Annua lized)	Fixed Rate Payment Frequency	Effective Date (8)	Optional Termi nation Date	Termi nation Date	Value	Unrealized Appre ciation (Depre ciation)
JPMorgan Chase Bank, N.A.	$35,761,000	Receive	1-Month USD- LIBOR-ICE	1.462%	Monthly	1/03/17	12/01/18	12/01/20	$(1,045,511)	$(1,381,872)
JPMorgan Chase Bank, N.A.	35,761,000	Receive	1-Month USD- LIBOR-ICE	1.842	Monthly	1/03/17	12/01/20	12/01/22	(2,021,936)	(2,506,471)
	$71,522,000								$(3,067,447)	$(3,888,343)

NUVEEN	17

JRS	Nuveen Real Estate Income Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)	Borrowings as a percentage of Total Investments is 28.5%.

(6)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for Borrowings. As of the end of the reporting period investments with a value of $316,219,755 have been pledged as collateral for borrowings.

(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(8)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate – Intercontinental Exchange

See accompanying notes to financial statements.

18	NUVEEN

Statement of Assets and Liabilities	June 30, 2016 (Unaudited)

Assets
Long-term investments, at value (cost $377,983,474)	$486,532,481
Short-term investments, at value (cost approximates value)	20,967,745
Interest rate swaps premiums paid	820,896
Receivable for:
Dividends	2,128,103
Investments sold	8,533,094
Other assets	83,337
Total assets	519,065,656
Liabilities
Borrowings	144,450,000
Unrealized depreciation on interest rate swaps	3,888,343
Payable for:
Dividends	6,705,651
Investments purchased	5,797,765
Accrued expenses:
Interest on borrowings	8,764
Management fees	343,740
Trustees fees	81,585
Other	101,301
Total liabilities	161,377,149
Net assets applicable to common shares	$357,688,507
Common shares outstanding	28,892,471
Net asset value (“NAV”) per common share outstanding	$12.38
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$288,925
Paid-in surplus	340,855,927
Undistributed (Over-distribution of) net investment income	(7,180,400)
Accumulated net realized gain (loss)	(80,936,609)
Net unrealized appreciation (depreciation)	104,660,664
Net assets applicable to common shares	$357,688,507
Authorized shares:
Common	Unlimited
Preferred	Unlimited

See accompanying notes to financial statements.

NUVEEN	19

Statement of Operations	Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends	$9,725,328
Interest	1,709
Other	36,022
Total investment income	9,763,059
Expenses
Management fees	2,028,896
Interest expense on borrowings	800,276
Custodian fees	35,071
Trustees fees	6,708
Professional fees	26,174
Shareholder reporting expenses	37,309
Shareholder servicing agent fees	1,292
Stock exchange listing fees	3,249
Investor relations expense	47,196
Other	7,770
Total expenses	2,993,941
Net investment income (loss)	6,769,118
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	18,747,328
Swaps	(42,795)
Change in net unrealized appreciation (depreciation) of:
Investments	10,228,827
Swaps	(2,478,187)
Net realized and unrealized gain (loss)	26,455,173
Net increase (decrease) in net assets applicable to common shares from operations	$33,224,291

See accompanying notes to financial statements.

20	NUVEEN

Statement of Changes in Net Assets	(Unaudited)

	Six Months Ended 6/30/16	Year Ended 12/31/15
Operations
Net investment income (loss)	$6,769,118	$10,873,042
Net realized gain (loss) from:
Investments	18,747,328	11,354,744
Swaps	(42,795)	(7,333)
Change in net unrealized appreciation (depreciation) of:
Investments	10,228,827	(3,539,891)
Swaps	(2,478,187)	(1,604,174)
Net increase (decrease) in net assets applicable to common shares from operations	33,224,291	17,076,388
Distributions to Common Shareholders
From and in excess of net investment income	(13,868,386)	—
From net investment income	—	(25,713,861)
Return of capital	—	(2,022,911)
Decrease in net assets applicable to common shares from distributions to common shareholders	(13,868,386)	(27,736,772)
Net increase (decrease) in net assets applicable to common shares	19,355,905	(10,660,384)
Net assets applicable to common shares at the beginning of period	338,332,602	348,992,986
Net assets applicable to common shares at the end of period	$357,688,507	$338,332,602
Undistributed (Over-distribution of) net investment income at the end of period	$(7,180,400)	$(81,132)

See accompanying notes to financial statements.

NUVEEN	21

Statement of Cash Flows	Six Months Ended June 30, 2016 (Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$33,224,291
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(258,379,130)
Proceeds from sales and maturities of investments	256,081,318
Proceeds from (Purchases of) short-term investments, net	(13,174,746)
Proceeds from (Payments for) swap contracts, net	(42,795)
Premiums received (paid) for interest rate swaps	(393,353)
Capital gain and return of capital distributions from investments	3,313,053
(Increase) Decrease in:
Receivable for dividends	470,733
Receivable for investments sold	2,284,387
Other assets	6,675
Increase (Decrease) in:
Payable for investments purchased	5,797,765
Accrued interest on borrowings	343
Accrued management fees	(3,859)
Accrued Trustees fees	(2,023)
Accrued other expenses	(15,938)
Net realized (gain) loss from:
Investments	(18,747,328)
Swaps	42,795
Change in net unrealized (appreciation) depreciation of:
Investments	(10,228,827)
Swaps	2,478,187
Net cash provided by (used in) operating activities	2,711,548
Cash Flows from Financing Activities:
Proceeds from borrowings	10,450,000
Repayments of borrowings	(6,000,000)
Cash distributions paid to common shareholders	(7,162,735)
Net cash provided by (used in) financing activities	(2,712,735)
Net Increase (Decrease) in Cash	(1,187)
Cash at the beginning of period	1,187
Cash at the end of period	$—

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$794,961

See accompanying notes to financial statements.

22	NUVEEN

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NUVEEN	23

Financial

Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Shares
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Premium from Shares Sold through Shelf Offering		Ending NAV	Ending Share Price
Year Ended 12/31:
2016(f)	$11.71	$0.23	$0.92	$1.15	$(0.48)**	$—	$—	$(0.48)	$—		$12.38	$12.00
2015	12.08	0.38	0.21	0.59	(0.89)	—	(0.07)	(0.96)	—		11.71	10.62
2014	9.56	0.37	3.05	3.42	(0.90)	—	—	(0.90)	—	*	12.08	11.50
2013	10.49	0.34	(0.32)	0.02	(0.95)	—	—	(0.95)	—		9.56	9.52
2012	9.64	0.37	1.40	1.77	(0.92)	—	—	(0.92)	—		10.49	10.48
2011	9.79	0.30	0.46	0.76	(0.91)	—	—	(0.91)	—		9.64	10.44

	Borrowings at End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2016(f)	$144,450	$3,476
2015	140,000	3,417
2014	134,100	3,602
2013	123,500	3,230
2012	123,000	3,449
2011	111,000	3,484

24	NUVEEN

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)				Ratios to Average Net Assets After Reimbursement(c)(d)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

9.94%	17.80%	$357,689	1.79	%***	4.04	%***	N/A	N/A	54%
5.24	0.99	338,333	1.81		3.19		N/A	N/A	56
36.78	31.03	348,993	1.75		3.35		N/A	N/A	61
(0.25)	(0.88)	275,446	1.83		3.18		N/A	N/A	88
18.63	9.25	301,207	1.90		3.56		N/A	N/A	54
8.18	13.11	275,750	1.74		2.95		1.65%	3.04%	49

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings (as described in Note 8 – Borrowing Arrangements).
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 12/31:
2016(f)	0.48	%***
2015	0.44
2014	0.43
2013	0.49
2012	0.56
2011	0.42

(d)	After expense reimbursement from the Adviser, where applicable. As of November 30, 2011, the Adviser is no longer reimbursing the Fund for any fees or expenses.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended June 30, 2016.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.
*	Rounds to less than $0.01 per share.
**	Represents distributions paid “From and in excess of net investment income” for the six months ended June 30, 2016 (as described in Note 1 – General Information and Significant Accounting Policies, Dividends and Distributions to Shareholders).
***	Annualized.

See accompanying notes to financial statements.

NUVEEN	25

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Real Estate Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end registered investment company. The Fund’s common shares are listed on the NYSE MKT and trade under the ticker symbol “JRS.” The Fund was organized as a Massachusetts business trust on August 27, 2001.

The end of the reporting period for the Fund is June 30, 2016, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2016 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Security Capital Research & Management Incorporated (“Security Capital”). Security Capital manages the Fund’s investment portfolio, while the Adviser manages the Fund’s investments in swap contracts.

Investment Objective and Principal Investment Strategies

The Fund seeks to provide high current income and capital appreciation by investing at least 90% of its total assets in income producing common stocks, preferred stocks, convertible preferred stocks and debt securities issued by real estate companies. The Fund will invest at least 80% of its total assets in income producing equity securities issued by Real Estate Investment Trusts (“REITs”), and will not invest more than 25% of its total assets in non-investment grade preferred stocks, convertible preferred stocks and debt securities.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any. Other income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 8 – Borrowing Arrangements, Rehyphothecation.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

26	NUVEEN

Dividends and Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees (the “Board”), the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by the Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably REIT securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in the Fund’s ordinary income until such time the Fund is notified by the issuer of the actual tax character. For the current fiscal period, dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of ordinary income, capital gain, and/or return of capital as reported by the issuers of such securities as of the last calendar year end.

The distributions made by the Fund during the current fiscal period are provisionally classified as being “From and in excess of net investment income,” and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating “Undistributed (Overdistribution of) net investment income” as of the end of the reporting period, the distribution amounts provisionally classified as “From and in excess of net investment income” were treated as being entirely from net investment income. Consequently, the financial statements as of the end of the reporting period, reflect an over-distribution of net investment income.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

NUVEEN	27

Notes to Financial Statements (Unaudited) (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as
Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by an independent pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

28	NUVEEN

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Real Estate Investment Trust Common Stocks	$292,741,275	$—		$—	$292,741,275
Real Estate Investment Trust Preferred Stocks	178,238,178	15,553,028	**	—	193,791,206

Short-Term Investments:
Repurchase Agreements	—	20,967,745		—	20,967,745

Investments in Derivatives:
Interest Rate Swaps***	—	(3,888,343)		—	(3,888,343)
Total	$470,979,453	$32,632,430		$—	$503,611,883
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$20,967,745	$(20,967,745)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

NUVEEN	29

Notes to Financial Statements (Unaudited) (continued)

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund continued to use interest rate swap contracts to partially fix its interest cost of leverage, which the Fund employs through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$71,522,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

30	NUVEEN

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statements of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps**	$(3,888,343)
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
JPMorgan Chase Bank, N.A.	$—	$(3,888,343)	$—	$(3,888,343)	$2,721,728	$(1,166,615)
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$(42,795)	$(2,478,187)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates its carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares Equity Shelf Program and Offering Costs

The Fund has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional common shares through an equity shelf program (“Shelf Offering”), which became effective with the SEC during a prior fiscal period.

Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional shares until a post-effective amendment to the registration statement has been filed with the SEC.

NUVEEN	31

Notes to Financial Statements (Unaudited) (continued)

Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the current and prior fiscal periods were as follows:

	Six Months Ended 6/30/16	Year Ended 12/31/15*
Additional authorized common shares	—	7,100,000
Common shares sold	—	—
Offering proceeds, net of offering costs	$—	$—
*	Represents authorized common shares for the period January 1, 2015 through April 30, 2015.

Costs incurred by the Fund in connection with its Shelf Offering were recorded as a deferred charge and recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities. The deferred asset is reduced during the one-year period that additional shares are sold by reducing the proceeds from such sales and is recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any remaining deferred charges at the end of the one-year life of the Shelf Offering period will be expensed accordingly, as well as any additional Shelf Offering costs the Fund may incur. As Shelf Offering costs are expensed they are recognized as a component of “Other expenses” on the Statement of Operations.

Common Share Transactions

The Fund did not have any transactions in common shares during current and prior fiscal periods.

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period aggregated $258,379,130 and $256,081,318, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

As of June 30, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$405,790,297
Gross unrealized:
Appreciation	$108,499,650
Depreciation	(6,789,721)
Net unrealized appreciation (depreciation) of investments	$101,709,929

32	NUVEEN

Permanent differences, primarily due to nondeductible offering costs, tax basis earnings and profits adjustments and treatment of notional principal contracts, resulted in reclassifications among the Fund’s components of common share net assets as of December 31, 2015, the Fund’s last tax year end, as follows:

Paid-in surplus	$(14,829,860)
Undistributed (Over-distribution of) net investment income	14,822,527
Accumulated net realized gain (loss)	7,333

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2015, the Fund’s last tax year end, were as follows:
Undistributed net ordinary income	$ —
Undistributed net long-term capital gains	—

The tax character of distributions paid during the Fund’s last tax year ended December 31, 2015, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[1]	$25,713,861
Distributions from net long-term capital gains	—
Return of capital	2,022,911
[1] Net ordinary income consists of net taxable income derived from dividends and interest, and current year earnings and profits attributable to realized gains.

As of December 31, 2015, the Fund’s last tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by the Fund.

Expiration:
December 31, 2017	$92,802,064
Not subject to expiration	—
Total	$92,802,064

During the Fund’s last tax year ended December 31, 2015, the Fund utilized $14,511,888 of its capital loss carryforwards.

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Security Capital is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $500 million	0.7000%
For the next $500 million	0.6750
For the next $500 million	0.6500
For the next $500 million	0.6250
For managed assets over $2 billion	0.6000

NUVEEN	33

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2016, the complex-level fee for the Fund was 0.1614%.

Other Transactions with Affiliates

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Borrowing Arrangements

Borrowings

The Fund has entered into a borrowing arrangement as a means of leverage.

The Fund has a $150 million (maximum commitment amount) prime brokerage facility (“Borrowings”) with BNP Paribas Prime Brokerage, Inc. (“BNP”). During May 2016, the Fund amended its Borrowings with BNP and increased its maximum commitment amount from $140 million to $150 million. All other terms of the Borrowings remained unchanged. As of the end of the reporting period, the outstanding balance on these Borrowings was $144.5 million.

Interest is charged on these Borrowings at 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.65% (1-Month LIBOR plus 0.85% for the period January 1, 2016 through February 25, 2016) per annum on the amount borrowed and 0.50% per annum on the undrawn balance. The Fund is only charged the 0.50% per annum undrawn fee if the undrawn portion of the Borrowings on that day is more than 20% of the maximum commitment amount. During the current fiscal period, the average daily balance outstanding and average annual interest rate on these Borrowings were $136.5 million and 1.15%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities specifically identified in the Fund’s portfolio of investments (“Pledged Collateral”).

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Rehypothecation

The Adviser has entered into a Rehypothecation Side Letter (“Side Letter”) with BNP, allowing BNP to re-register the Pledged Collateral in its own name or in a name other than the Fund’s to pledge, repledge, hypothecate, rehyphothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and

34	NUVEEN

(ii) 33 1⁄3% of the Fund’s total assets. The Fund may designate any Pledged Collateral as ineligible for rehypothecation. The Fund may also recall Hypothecated Securities on demand.

The Fund also has the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that BNP fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Fund’s income generating potential may decrease. Even if the Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Fund will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of the end of the reporting period, the Fund did not have any Rehypothecated Securities. During the current fiscal period, the Fund earned Rehypothecation Fees of $36,022, which is recognized as “Other income” on the Statement of Operations.

9. Subsequent Events

During August 2016, the Fund transferred the listing of its common shares from the NYSE MKT to the NYSE to enhance the secondary market trading of the common shares for the benefit of shareholders.

NUVEEN	35

Additional

Fund Information

Board of Trustees
William Adams IV*	Margo Cook**	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner***
John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff

*	Interested Board Member.
**	Interested Board Member effective July 1, 2016.
***	Effective July 1, 2016.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Drive Chicago, IL 60601	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JRS
Common shares repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

36	NUVEEN

Glossary of Terms

Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Blended Benchmark: A blended return comprised of: 1) 60% Wilshire U.S. Real Estate Securities Index (WILRESI). The Wilshire U.S. Real Estate Securities Index measures the performance of publicly traded real estate investment trusts (REITs) 2) 40% Wells Fargo Hybrid and Preferred Securities REIT Index (inception date 5/31/2007). The Wells Fargo Hybrid and Preferred Securities REIT Index is designed to track the performance of preferred securities issued in the U.S. market by REITs. The index is composed exclusively of preferred shares and depositary shares. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

■	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■	S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Wilshire U.S. Real Estate Securities Index (WILRESI): A float-adjusted market capitalization index that is reviewed quarterly. This index is designed to measure the performance of publicly traded real estate investment trusts and to serve as a proxy for direct real estate investments. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

NUVEEN	37

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

38	NUVEEN

Annual Investment

Management Agreement Approval Process

The Board of Trustees of the Fund (the “Board,” and each Trustee a “Board Member”), including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the Fund and determining whether to continue the Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Security Capital Research & Management Incorporated (the “Sub-Adviser”). Following the initial term upon the Fund’s commencement of operations, the Board reviews the Investment Management Agreement and Sub-Advisory Agreement and votes to determine whether the respective Advisory Agreement should be renewed. Accordingly, at an in-person meeting held on May 24-26, 2016 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Fund.

During the year, the Board and its Committees met regularly to receive materials and discuss a variety of topics impacting the Fund including, among other things, overall market conditions and market performance, Fund investment performance, brokerage execution, valuation of securities, compliance matters, securities lending, leverage matters, risk management and ongoing initiatives. The Board had established several standing Committees, including the Open-end Fund Committee and Closed-end Fund Committee which permit the Board Members to delve further into the topics particularly relevant to the respective product line and enhance the Board’s effectiveness and oversight of the Fund. The Board also seeks to meet with the Sub-Adviser and its investment team at least once over a multiple year rotation through site visits. The information and knowledge the Board gained throughout the year from the Board and Committee meetings, site visits and the related materials were relevant to the Board’s evaluation of the Advisory Agreements, and the Board took such information into account in its review of the Advisory Agreements.

In addition to the materials received throughout the year, the Board received additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including a description of the services provided by the Adviser and the Sub-Adviser (each, a “Fund Adviser”); a review of fund performance with a detailed focus on any performance outliers; an analysis of the investment teams; an analysis of the fees and expense ratio of the Fund, including information comparing such fees and expenses to that of a peer group; an assessment of shareholder services for the Fund and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and a review of premium/discount trends and leverage management as well as information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters.

As part of its annual review, the Board held a separate meeting on April 12-13, 2016 to review the Fund’s investment performance and consider an analysis by the Adviser of the Sub-Adviser examining, among other things, the team’s assets under management, investment performance, investment approach, and the stability and structure of the Sub-Adviser’s organization and investment team. During the review, the Independent Board Members requested and received additional information from management. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel. The Independent Board Members met separately with independent legal counsel without management present and received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Independent Board Members’ review of the Advisory Agreements reflected an ongoing process that incorporated the information and considerations that occurred over the years, including the most recent year, as well as the information specifically furnished for the renewal process. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

NUVEEN	39

Annual Investment Management Agreement Approval Process (continued)

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund and the initiatives undertaken during the past year by the Adviser. The Board recognized the comprehensive set of services the Adviser provided to manage and operate the Nuveen funds, including (a) product management (such as setting dividends, positioning the product in the marketplace, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment services (such as overseeing sub-advisers and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance for Board meetings); (e) compliance (such as helping to devise and maintain the funds’ compliance program and related testing); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); and (g) providing leverage management.

The Board reviewed the continued investment the Adviser had made in its business to continue to strengthen the breadth and quality of its services to the benefit of the Nuveen funds. The Board noted the Adviser’s additional staffing in key areas that support the funds and the Board, including in investment services, operations, closed-end fund/structured products, fund governance, compliance, fund administration, product management, and information technology. Among the enhancements to its services, the Board recognized the Adviser’s (a) expanded activities and support required as a result of regulatory developments, including in areas of compliance and reporting; (b) expanded efforts to support leverage management with a goal of seeking the most effective structure for fund shareholders given appropriate risk levels and regulatory constraints; (c) increased support for dividend management; (d) continued investment in its technical capabilities as the Adviser continued to build out a centralized fund data platform, enhance mobility and remote access capabilities, rationalize and upgrade software platforms, and automate certain regulatory liquidity determinations; (e) continued efforts to rationalize the product line through mergers, liquidations and re-positioning of Nuveen funds with the goal of increasing efficiencies, reducing costs, improving performance and addressing shareholder needs; (f) continued efforts to develop new lines of business designed to enhance the Nuveen product line and meet investor demands; and (g) continued commitment to enhance risk oversight, including the formation of the operational risk group to provide operational risk assessment, the access to platforms which provide better risk reporting to support investment teams, and the development of a new team to initially review new products and major product initiatives. The Board also recognized the Adviser’s efforts to renegotiate certain fees of other service providers which culminated in reduced expenses for all funds for custody and accounting services without diminishing the breadth and quality of the services provided. The Board considered the Chief Compliance Officer’s report regarding the Adviser’s compliance program, the Adviser’s continued development, execution and management of its compliance program, and the additions to the compliance team to support the continued growth of the Nuveen fund family and address regulatory developments.

The Board also considered information highlighting the various initiatives that the Adviser had implemented or continued during the year to enhance or support the closed-end fund product line. The Board noted the Adviser’s continued efforts during 2015 (a) to rationalize the product line through mergers designed to help reduce product overlap, offer shareholders the potential for lower fees and enhanced investor acceptance, and address persistent discounts in the secondary market; (b) to oversee and manage leverage as the Adviser facilitated the rollover of existing facilities and conducted negotiations for improved terms and pricing to reduce leverage costs; (c) to conduct capital management services including share repurchases and/or share issuances throughout the year and monitoring market conditions to capitalize on such opportunities for the closed-end funds; and (d) to implement data-driven market analytics which, among other things, provided a better analysis of the shareholder base, enhanced the ability to monitor the closed-end funds versus peers and helped to understand trading discounts. The Board also considered the quality and breadth of Nuveen’s investment relations program through which Nuveen seeks to build awareness of, and educate investors and financial advisers with respect to, Nuveen closed-end funds which may help to build an active secondary market for the closed-end fund product line.

40	NUVEEN

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Fund. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B.	The Investment Performance of the Fund and Fund Advisers

The Board considered the long-term and short-term performance history of the Nuveen funds. As noted above, the Board reviewed fund performance at its quarterly meetings throughout the year and took into account the information derived from the discussions with representatives of the Adviser about fund performance at these meetings. The Board also considered the Adviser’s analysis of fund performance with particular focus on any performance outliers and the factors contributing to such performance and any steps the investment team had taken to address performance concerns. The Board reviewed, among other things, the Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2015, as well as performance information reflecting the first quarter of 2016.

In evaluating performance information, the Board recognized the following factors may impact the performance data as well as the consideration to be given to particular performance data:

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	Shareholders evaluate performance based on their own holding period which may differ from the performance period reviewed by the Board, leading to different performance results.

•	The Board recognized the difficulty in establishing appropriate peer groups and benchmarks for certain funds. The Board noted that management classified the Performance Peer Groups as low, medium and high in relevancy and took the relevancy of the Performance Peer Group into account when considering the comparative performance data. If the Performance Peer Group differed somewhat from a fund, the Board recognized that the comparative performance data may be of limited value. The Board also recognized that each fund operated pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark and that these variations lead to differences in performance results. Further, for funds that utilized leverage, the Board understood that leverage during different periods could provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

In addition to the foregoing, the Independent Board Members continued to recognize the importance of secondary market trading for the shares of closed-end funds. At the quarterly meetings as well as the May Meeting, the Independent Board Members (either at the Board level or through the Closed-end Fund Committee) reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date and over various periods as well as in comparison to the premium/discount average in their respective Lipper peer category. At the May Meeting and/or prior meetings, the Independent Board Members (either at the Board level or through the Closed-end Fund Committee) reviewed, among other things, an analysis by the Adviser of the key economic, market and competitive trends that affected the closed-end fund market and Nuveen closed-end funds and considered any actions proposed periodically by the Adviser to address trading discounts of certain closed-end funds, including, among other things, share repurchases, fund reorganizations, adjusting fund investment mandates and strategies, and increasing fund awareness to investors. The Independent Board Members considered the evaluation of the premium and discount levels of the closed-end funds to be a continuing priority in their oversight of the closed-end funds.

NUVEEN	41

Annual Investment Management Agreement Approval Process (continued)

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board was aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser and the applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

The Board noted that the Fund ranked in its Performance Peer Group in the second quartile in the one- and five-year periods and first quartile in the three-year period. The Fund also outperformed its recognized benchmark in the one-, three-, and five-year periods and, although the Fund underperformed its blended benchmark in the one-year period, the Fund outperformed its blended benchmark in the three- and five-year periods. The Board determined that the Fund’s performance had been satisfactory.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

The Board evaluated the management fees and other fees and expenses of the Fund.

The Board reviewed, among other things, the gross and net management fees and net total expenses of the Fund (expressed as a percentage of average net assets) in absolute terms and also in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) selected by an independent third-party fund data provider. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe.

In their evaluation of the management fee schedule, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules, as described in further detail below.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage; and differences in services provided can impact the usefulness of the comparative data in helping to assess the appropriateness of a fund’s fees and expenses. In addition, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers (excluding leverage costs and leveraged assets), the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Board reviewed the net expense ratio in recognition that the net expense ratio generally best represented the net experience of the shareholders of a fund as it directly reflected the costs of investing in the respective fund. The Board noted that the majority of the Nuveen funds had a net expense ratio near or below the average of the respective peers. For funds with a net expense ratio of 6 basis points or higher than their respective peer average, the Independent Board Members reviewed the reasons for the outlier status and were satisfied with the explanation for the difference or with any steps taken to address the difference.

The Independent Board Members noted that the Fund had a net management fee in line with the peer average and a net expense ratio below the peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the fee rates for other types of clients advised or sub-advised by the respective Fund Adviser. For the Adviser and/or its affiliated sub-advisers, such other clients may include separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

42	NUVEEN

The Board recognized that the Fund had an unaffiliated sub-adviser. The Independent Board Members considered the fee rates that the Sub-Adviser charges for other clients. The Independent Board Members noted that the fee rate paid the Sub-Adviser for its sub-advisory services was reasonable in relation to the fees of other clients. The Independent Board Members also noted that such fee was the result of arm’s-length negotiations.

The Board reviewed information regarding the different types of services provided to the Fund compared to that provided to the other clients of the Adviser and/or its affiliated sub-advisers referenced above, which typically did not require the same breadth of day-to-day services required for registered funds. The Board further considered information regarding the differences in, among other things, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and funds.

The Board also was aware that, since the Fund had a sub-adviser, its management fee reflected two components, the fee retained by the Adviser for its services and the fee the Adviser paid to the Sub-Adviser. The Board noted that many of the administrative services provided to support the Fund by the Adviser may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members concluded such facts justify the different levels of fees.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. The Independent Board Members reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2015. In their review, the Independent Board Members recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board also reviewed the results of certain alternative methodologies. The Board considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen’s revenue margins over time. Two Independent Board Members also served as point persons for the Board throughout the year to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes during the year. In reviewing the profitability data, the Independent Board Members noted that Nuveen’s operating margin as well as its margins for its advisory activities to the Nuveen funds for 2015 were consistent with such margins for 2014.

The Board also considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA-CREF”), the Board reviewed a balance sheet for TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves for the last two calendar years to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

NUVEEN	43

Annual Investment Management Agreement Approval Process (continued)

Based on the information provided, the Independent Board Members noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.

With respect to the Sub-Adviser, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members considered the Sub-Adviser’s revenues, expenses and profitability margins (pre-tax and after-tax) for its advisory activities with the applicable Nuveen funds for the 2014 and 2015 calendar years.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s levels of profitability were reasonable in light of the respective services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds, and the Independent Board Members considered the extent to which these economies are shared with the funds and their shareholders. Although the Independent Board Members recognized that economies of scale are difficult to measure with precision, the Board noted that there were several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the funds. With respect to breakpoints, the Independent Board Members noted that subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component. The fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds in the Nuveen complex combined grow. With respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. The complex-wide fee arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or decrease. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs were spread over a larger asset base.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and the material savings achieved from fund-level breakpoints and complex-wide fee reductions for the 2015 calendar year.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. The Independent Board Members noted, among other things, the additions to groups who play a key role in supporting the funds including in closed-end funds/structured products, fund administration, operations, fund governance, investment services, compliance, product management, and technology. The Independent Board Members also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other additional benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Fund, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members noted any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds and as underwriter on shelf offerings for certain existing funds.

44	NUVEEN

In addition to the above, the Independent Board Members considered that the Fund’s portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received through soft-dollar arrangements. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that any such research may benefit the Fund to the extent it enhances the ability of the Sub-Adviser to manage the Fund.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

NUVEEN	45

Notes

46	NUVEEN

Notes

NUVEEN	47

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages more than $239 billion in assets as of June 30, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by    Nuveen Securities, LLC    |    333 West Wacker Drive    |    Chicago, IL 60606    |    www.nuveen.com/cef

ESA-A-0616D        18668-INV-B-08/17

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Real Estate Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 7, 2016

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 7, 2016